PHARMAC
Jewel Osco

ROSS
OLD NAVY

WHOLE FOODS
MARKET

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2013

www.inlandrealestate.com

BED BATH & BEYOND

T.J.maxx
HomeGoods

Chipotle
Chipotle

WAL★MART
Pharmacy

FIVE GUYS
five BELOW

buybuy
BABY

REI
RECREATIONAL EQUIPMENT, INC.

STARBUCKS COFFEE
STARBUCKS COFFEE

ULTA

FOOD 4 LESS

2901 Butterfield Road • Oak Brook, Illinois 60523 • Telephone: (630) 218-8000 • Facsimile: (630) 218-7357

Supplemental Financial Information - March 31, 2013

Page	Table of Contents

2	Company Information

3	Other Information

5	Consolidated Balance Sheets

6	Consolidated Statements of Operations

7	Funds From Operations and Other Information

8	Earnings Before Interest Taxes Depreciation and Amortization

9	Same Store Net Operating Income

11	Balance Sheets - Pro Rata Consolidation

12	Statements of Operations - Pro Rata Consolidation

13	Selected Financial Ratios

14	Summary of Outstanding Debt at March 31, 2013

17	Significant Retail Tenants

19	Portfolio Metrics

20	Lease Expiration Analysis

23	Leasing Activity

24	Leasing Activity - Anchors and Non-Anchors

25	Property Transactions

26	Unconsolidated Joint Venture Summary

28	Investment Properties

1

Company Information

Inland Real Estate Corporation strives to be a leading owner and operator of high quality, necessity and value based retail centers in prime locations throughout the United States. We seek to continually enhance shareholder value by providing predictable, sustainable cash flows through the expert management and strategic improvement of our portfolio of premier retail assets. We have elected to be taxed as a Real Estate Investment Trust ("REIT") for federal income tax purposes. As of March 31, 2013, we owned interests in 154 investment properties, including 48 properties owned through our unconsolidated joint ventures.

Corporate Headquarters
2901 Butterfield Road
Oak Brook, IL 60523
www.inlandrealestate.com

Investor Relations/Media Relations	New York Stock Exchange
Dawn Benchelt	Symbol IRC
Investor Relations Director
(630) 218-7364
benchelt@inlandrealestate.com

Transfer Agent	Stock Specialist
Registrar and Transfer Company	GETCO Specialist, Inc.
10 Commerce Drive	14 Wall Street, 21st Floor
Cranford, NJ 07016	New York, NY 10005
(800) 368-5948	(646) 428-1700

Analyst Coverage

BMO Capital Markets	KeyBanc Capital Markets	Raymond James & Associates, Inc.
Paul E. Adornato	Jordan Sadler	Paul D. Puryear
(212) 885-4170	(917) 368-2280	(727) 567-2253
paul.adornato@bmo.com	jsadler@key.com	paul.puryear@raymondjames.com

Joshua Patinkin	Todd M. Thomas	Richard J. Milligan
(212) 883-5102	(917) 368-2286	(727) 567-2660
joshua.patinkin@bmo.com	jsadler@key.com	richard.milligan@raymondjames.com

Wells Fargo Securities, LLC
Jeffrey J. Donnelly
(617) 603-4207
jeff.donnelly@wellsfargo.com

Tamara Fique
(443) 263-6568
tamara.fique@wellsfargo.com

2

Other Information

All items in the supplemental financial information are in thousands except per share data, square footage data and number of leases.

Forward Looking Statements
Certain information in this supplemental information may constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995.  Forward-looking statements are statements that do not reflect historical facts and instead reflect our management's intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management's intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of our business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. Forward-looking statements are not guarantees of future performance, and investors should not place undue reliance on them. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the risks listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on February 28, 2013, as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC. Except as otherwise required by applicable law, the Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement in this release to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Funds From Operations ("FFO")
We consider FFO a widely accepted and appropriate measure of performance for a REIT. FFO provides a supplemental measure to compare our performance and operations to other REITs. Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours. As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest. In addition, NAREIT has further clarified the FFO definition to add-back impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate. Under U.S. GAAP, impairment charges reduce net income. While impairment charges are added back in the calculation of FFO, we caution that because impairments to the value of any property are typically based on reductions in estimated future undiscounted cash flows compared to current carrying value, declines in the undiscounted cash flows which led to the impairment charges reflect declines in property operating performance that may be permanent. We have adopted the NAREIT definition for computing FFO. We adjust FFO for the impact of non-cash impairment charges of non-depreciable real estate, net of taxes recorded in comparable periods, in order to present the performance of our core portfolio operations. Management uses the calculation of FFO and FFO adjusted for several reasons. FFO is used in certain employment agreements we have with our executives to determine a portion of incentive compensation payable to them. Additionally, we use FFO and FFO adjusted to compare our performance to that of other REITs in our peer group. The calculation of FFO and FFO adjusted may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity. Items that are capitalized do not impact FFO and FFO adjusted whereas items that are expensed reduce FFO and FFO adjusted. Consequently, our presentation of FFO and FFO adjusted may not be comparable to other similarly titled measures presented by other REITs. FFO and FFO adjusted do not represent cash flows from operations as defined by U.S. GAAP, are not indicative of cash available to fund cash flow needs and liquidity, including our ability to pay distributions, and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property. We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance. By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure. By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio. Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing. EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure. We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense. We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K. We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results. We adjust EBITDA for the impact of non-cash impairment charges in comparable periods, in order to present the performance of our core portfolio operations.

3

Other Information

Same Store Net Operating Income ("NOI")
Same store net operating income, which is the net operating income of properties owned during the same periods during each year, is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense. We provide same store net operating income as another metric to compare the results of property operations for the three months ended March 31, 2013 and 2012. We also provide a reconciliation of these amounts to the most comparable GAAP measure, net income (loss) attributable to common stockholders.

Balance Sheets and Statements of Operations - Pro Rata Consolidation
These financial statements are considered non-GAAP because they include financial information related to unconsolidated joint ventures accounted for under the equity method of accounting. We provide these statements to include the pro rata amounts of all properties under management reconciliation to our U.S. GAAP financial statements.

4

Consolidated Balance Sheets

	March 31, 2013	December 31, 2012
Assets:	(unaudited)
Investment properties:
Land	$297,089	313,261
Construction in progress	20,842	20,837
Building and improvements	921,015	957,794
	1,238,946	1,291,892
Less accumulated depreciation	333,262	329,997
Net investment properties	905,684	961,895
Cash and cash equivalents	8,903	18,505
Investment in securities	7,395	8,711
Accounts receivable, net	27,171	25,076
Mortgages receivable	14,290	12,955
Investment in and advances to unconsolidated joint ventures	164,124	129,196
Acquired lease intangibles, net	32,005	41,692
Deferred costs, net	18,917	19,436
Other assets	33,039	25,939
Total assets	$1,211,528	1,243,405

Liabilities:
Accounts payable and accrued expenses	$42,481	36,918
Acquired below market lease intangibles, net	11,931	12,976
Distributions payable	4,610	4,606
Mortgages payable	390,774	412,361
Unsecured credit facilities	305,000	305,000
Convertible notes	28,442	28,327
Other liabilities	22,131	33,014
Total liabilities	805,369	833,202

Stockholders’ Equity:
Preferred stock, $0.01 par value, 12,000 shares authorized; 4,400 8.125% Series A Cumulative Redeemable shares, with a $25.00 per share Liquidation Preference, issued and outstanding at March 31, 2013 and December 31, 2012, respectively	110,000	110,000
Common stock, $0.01 par value, 500,000 shares authorized; 89,964 and 89,366 Shares issued and outstanding at March 31, 2013 and December 31, 2012, respectively	900	894
Additional paid-in capital (net of offering costs of $70,364 and $70,238 at March 31, 2013 and December 31, 2012, respectively)	789,632	784,139
Accumulated distributions in excess of net income	(484,285)	(476,185)
Accumulated other comprehensive loss	(8,278)	(9,269)
Total stockholders’ equity	407,969	409,579

Noncontrolling interest	(1,810)	624
Total equity	406,159	410,203

Total liabilities and equity	$1,211,528	1,243,405

5

Consolidated Statements of Operations and Comprehensive Income (unaudited)

	Three months ended March 31,
	2013	2012
Revenues:
Rental income	$27,792	27,523
Tenant recoveries	10,970	9,953
Other property income	573	394
Fee income from unconsolidated joint ventures	1,596	1,038
Total revenues	40,931	38,908

Expenses:
Property operating expenses	7,621	6,953
Real estate tax expense	7,246	7,104
Depreciation and amortization	12,653	15,089
General and administrative expenses	4,720	4,507
Total expenses	32,240	33,653

Operating income	8,691	5,255
Other income	846	1,521
Gain on sale of investment properties	1,498	—
Gain on sale of joint venture interest	341	52
Impairment of investment securities	(98)	—
Interest expense	(8,179)	(8,715)
Income (loss) before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	3,099	(1,887)

Income tax benefit (expense) of taxable REIT subsidiaries	(228)	121
Equity in earnings of unconsolidated joint ventures	1,340	32
Income (loss) from continuing operations	4,211	(1,734)

Income from discontinued operations	2,702	228
Net income (loss)	6,913	(1,506)

Net income attributable to the noncontrolling interest	(12)	(3)
Net income (loss) attributable to Inland Real Estate Corporation	6,901	(1,509)

Dividends on preferred shares	(2,210)	(1,255)
Net income (loss) attributable to common stockholders	$4,691	(2,764)

Basic and diluted earnings attributable to common shares per weighted average common share:
Income (loss) from continuing operations	$0.02	(0.03)
Income from discontinued operations	0.03	—
Net income (loss) attributable to common stockholders per weighted average common share — basic and diluted	$0.05	(0.03)

Weighted average number of common shares outstanding — basic	89,476	88,906

Weighted average number of common shares outstanding — diluted	89,707	88,906

Comprehensive income:
Net income (loss) attributable to common stockholders	$4,691	(2,764)
Unrealized gain on investment securities	223	849
Reclassification of gain on sale of investment securities	(260)	(590)
Unrealized gain on derivative instruments	1,028	999
Comprehensive income (loss)	$5,682	(1,506)

6

Funds From Operations and Other Information (unaudited)

	Three months ended March 31,
	2013	2012
Net income (loss) attributable to common stockholders	4,691	(2,764)
Gain on sale of investment property	(4,178)	—
Impairment of depreciable operating property	186	—
Equity in depreciation of unconsolidated ventures	5,855	5,130
Amortization on origination cost & acquired leases	1,548	1,983
Amortization on leasing commissions	505	575
Depreciation, net of minority interest	10,598	12,761
Funds From Operations attributable to common stockholders	$19,205	17,685

Impairment of investment securities	98	—
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	506	—
Funds From Operations attributable to common stockholders, adjusted	$19,809	17,685

Net income (loss) attributable to common stockholders per weighted average common share - basic and diluted	$0.05	(0.03)

Funds From Operations attributable to common stockholders, per weighted average commons share - basic and diluted	$0.21	0.20

Funds From Operations attributable to common stockholders, adjusted, per weighted average commons share - basic and diluted	$0.22	0.20

Weighted average number of common shares outstanding, basic	89,476	88,906
Weighted average number of common shares outstanding, diluted	89,707	89,021

Distributions Declared, common stock	$12,791	12,687
Distributions Per Common Share	$0.14	0.14
Distributions / Funds From Operations Payout Ratio, adjusted	64.57%	71.74%

Additional Information
Straight-line rents	$107	250
Amortization of lease intangibles	(347)	5
Amortization of deferred financing fees	792	805
Stock based compensation expense	203	138

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$335	447
Non-maintenance / revenue generating cap ex
Tenant improvements	2,864	3,281
Leasing commissions	618	933

7

Earnings Before Interest, Taxes, Depreciation and Amortization (unaudited)

	Three months ended March 31,
	2013	2012
Net income (loss) attributable to Inland Real Estate Corporation	$6,901	(1,509)
Gain on sale of investment property	(4,178)	—
Income tax expense of taxable REIT subsidiary	228	(121)
Interest expense	8,179	8,715
Interest expense - unconsolidated ventures (PRS)	2,979	2,637
Depreciation and amortization	12,653	15,089
Depreciation and amortization - discontinued operations	23	245
Depreciation and amortization - unconsolidated ventures (PRS)	5,855	5,130
EBITDA	32,640	30,186

Impairment loss, net of taxes:
Impairment of depreciable operating property	186	—
Impairment of investment securities	98	—
Provision for asset impairment included in equity in earnings of unconsolidated joint ventures	506	—
EBITDA, Adjusted	$33,430	30,186

Total Interest Expense	$11,158	11,352

EBITDA: Interest Expense Coverage Ratio	2.9 x	2.7 x

EBITDA: Interest Expense Coverage Ratio, adjusted	3.0 x	2.7 x

8

Same Store Net Operating Income (unaudited)

	Three months ended March 31,
Consolidated	2013	2012	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 94 properties
Rental income	$26,161	25,252	3.6%
Tenant recovery income	10,603	9,139	16.0%
Other property income	562	388	44.8%
"Other investment properties”
Rental income	1,871	2,016
Tenant recovery income	367	814
Other property income	11	6
Total property income	$39,575	37,615

Property operating expenses:
"Same store" investment properties, 94 properties
Property operating expenses	$6,717	5,351	25.5%
Real estate tax expense	6,995	6,546	6.9%
"Other investment properties"
Property operating expenses	207	437
Real estate tax expense	251	558
Total property operating expenses	$14,170	12,892

Property net operating income
"Same store" investment properties	23,614	22,882	3.2%
"Other investment properties"	1,791	1,841
Total property net operating income	$25,405	24,723

Other income:
Straight-line rents	$107	250
Amortization of lease intangibles	(347)	5
Other income	846	1,521
Fee income from unconsolidated joint ventures	1,596	1,038
Gain on sale of investment properties	1,498	—
Gain on sale of joint venture interest	341	52

Equity in earnings of unconsolidated joint ventures	1,340	32

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	(228)	121
Bad debt expense	(697)	(1,165)
Depreciation and amortization	(12,653)	(15,089)
General and administrative expenses	(4,720)	(4,507)
Impairment of investment securities	(98)	—
Interest expense	(8,179)	(8,715)

Income (loss) from continuing operations	4,211	(1,734)
Income from discontinued operations	2,702	228
Net income (loss)	6,913	(1,506)

Net income attributable to the noncontrolling interest	(12)	(3)
Net income (loss) attributable to Inland Real Estate Corporation	6,901	(1,509)

Dividends on preferred shares	(2,210)	(1,255)

Net income (loss) attributable to common stockholders	$4,691	(2,764)

9

Same Store Net Operating Income (unaudited)

	Three months ended March 31,
Unconsolidated (at 100%)	2013	2012	% Change
Rental income and tenant recoveries:
"Same store" investment properties, 32 properties
Rental income	$14,287	14,305	-0.1%
Tenant recovery income	7,629	7,014	8.8%
Other property income	137	52	163.5%
"Other investment properties”
Rental income	6,398	1,473
Tenant recovery income	2,848	459
Other property income	56	8
Total property income	$31,355	23,311

Property operating expenses:
"Same store" investment properties, 32 properties
Property operating expenses	$4,363	3,742	16.6%
Real estate tax expense	5,267	5,223	0.8%
"Other investment properties"
Property operating expenses	2,133	325
Real estate tax expense	1,431	419
Total property operating expenses	$13,194	9,709

Property net operating income
"Same store" investment properties	$12,423	12,406	0.1%
"Other investment properties"	5,738	1,196
Total property net operating income	$18,161	13,602

Other income:
Straight-line rent	$592	312
Amortization of lease intangibles	69	(16)
Other income	10	232

Other expenses:
Bad debt expense	(68)	(203)
Depreciation and amortization	(11,253)	(9,810)
General and administrative expenses	(578)	(745)
Interest expense	(5,924)	(5,200)
Provision for asset impairment	(1,730)	—

Net loss from continuing operations	$(721)	(1,828)

	Three months ended March 31,
Same Store Net Operating Income ("NOI")	2013	2012	% Change

Consolidated Portfolio (94 properties)
Same Store NOI	23,614	22,882	3.2%
Same Store NOI excluding lease termination income	$23,613	22,879	3.2%

Unconsolidated Portfolio (at 100%) (32 properties)
Same Store NOI	$12,423	12,406	0.1%
Same Store NOI excluding lease termination income	$12,405	12,403	0.0%

Total Portfolio (including our pro rata share of unconsolidated NOI) (126 properties)
Same Store NOI	$30,128	29,396	2.5%
Same Store NOI excluding lease termination income	$30,117	29,392	2.5%

10

Balance Sheets - Pro Rata Consolidation (unaudited)

	Consolidated Balance Sheets March 31, 2013	Noncontrolling Interest	IN Retail Fund LLC (NYSTRS)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Balance Sheets
Assets:
Investment properties:
Land	$297,089	(535)	43,785	75,413	1,481	17,237	434,470
Construction in progress	20,842	(3)	—	2,130	14,786	—	37,755
Building and improvements	921,015	(1,525)	117,412	184,435	4,584	50,131	1,276,052
	1,238,946	(2,063)	161,197	261,978	20,851	67,368	1,748,277
Less accumulated depreciation	333,262	(762)	33,322	9,485	38	383	375,728
Net investment properties	905,684	(1,301)	127,875	252,493	20,813	66,985	1,372,549
Cash and cash equivalents	8,903	(1,802)	2,594	6,464	18	75	16,252
Investment in securities	7,395	—	—	—	—	—	7,395
Accounts receivable, net	27,171	(49)	6,344	5,661	70	129	39,326
Mortgages receivable	14,290	—	—	—	—	—	14,290
Investment in and advances to unconsolidated joint ventures	164,124	—	(28,328)	(89,918)	(13,009)	(31,322)	1,547
Acquired lease intangibles, net	32,005	—	3,306	40,862	—	11,744	87,917
Deferred costs, net	18,917	(29)	2,028	2,150	29	165	23,260
Other assets	33,039	(2)	1,303	1,549	123	1,186	37,198
Total assets	$1,211,528	(3,183)	115,122	219,261	8,044	48,962	1,599,734

Liabilities:
Accounts payable and accrued expenses	$42,481	(65)	6,362	7,103	1,772	173	57,826
Acquired below market lease intangibles, net	11,931	—	1,656	15,684	—	69	29,340
Distributions payable	4,610	—	—	—	—	—	4,610
Mortgages payable	390,774	(739)	76,265	135,169	7,348	47,238	656,055
Unsecured credit facilities	305,000	—	—	—	—	—	305,000
Convertible notes	28,442	—	—	—	—	—	28,442
Other liabilities	22,131	(10)	1,437	2,529	1,714	411	28,212
Total liabilities	805,369	(814)	85,720	160,485	10,834	47,891	1,109,485

Stockholders’ Equity:
Preferred stock	110,000	—	—	—	—	—	110,000
Common stock	900	—	—	—	—	—	900
Additional paid-in capital	789,632	—	—	119	—	—	789,751
Accumulated distributions in excess of net income	(484,285)	(4,179)	29,402	58,657	(2,790)	1,071	(402,124)
Accumulated other comprehensive loss	(8,278)	—	—	—	—	—	(8,278)
Total stockholders’ equity	407,969	(4,179)	29,402	58,776	(2,790)	1,071	490,249

Noncontrolling interest	(1,810)	1,810	—	—	—	—	—
Total equity	406,159	(2,369)	29,402	58,776	(2,790)	1,071	490,249

Total liabilities and equity	$1,211,528	(3,183)	115,122	219,261	8,044	48,962	1,599,734

11

Statements of Operations - Pro Rata Consolidation (unaudited)

Three months ended March 31, 2013	Consolidated Statement of Operations	IN Retail Fund LLC (NYSTRS)	INP Retail LP (PGGM)	Development Properties	IPCC Unconsolidated properties	Pro-rata Consolidated Statement of Operations
Revenues:
Rental income	$27,792	3,798	6,638	19	465	38,712
Tenant recoveries	10,970	1,990	3,486	13	76	16,535
Other property income	573	31	71	—	—	675
Fee income from unconsolidated joint ventures	1,596	—	—	—	—	1,596
Total revenues	40,931	5,819	10,195	32	541	57,518

Expenses:
Property operating expenses	7,621	870	1,989	43	64	10,587
Real estate tax expense	7,246	1,498	1,969	29	53	10,795
Depreciation and amortization	12,653	1,683	3,973	10	189	18,508
Provision for asset impairment	—	—	—	692	—	692
General and administrative expenses	4,720	15	137	—	—	4,872
Total expenses	32,240	4,066	8,068	774	306	45,454

Operating income	8,691	1,753	2,127	(742)	235	12,064

Other income	846	—	2	—	—	848
Gain on sale of investment properties	1,498	—	—	—	—	1,498
Gain on sale of joint venture interest	341	—	—	—	—	341
Impairment of investment securities	(98)	—	—	—	—	(98)
Interest expense	(8,179)	(1,129)	(1,594)	(104)	(151)	(11,157)
Income (loss) before income tax expense of taxable REIT subsidiaries, equity in earnings of unconsolidated joint ventures and discontinued operations	3,099	624	535	(846)	84	3,496

Income tax expense of taxable REIT subsidiaries	(228)	—	—	—		(228)
Equity in earnings of unconsolidated joint ventures	1,340	(624)	(535)	846	(84)	943
Income from continuing operations	4,211	—	—	—	—	4,211

Income from discontinued operations	2,702	—	—	—	—	2,702
Net income	6,913	—	—	—	—	6,913

Net income attributable to the noncontrolling interest	(12)	—	—	—	—	(12)
Net income attributable to Inland Real Estate Corporation	6,901	—	—	—	—	6,901

Dividends on preferred shares	(2,210)	—	—	—	—	(2,210)
Net income attributable to common stockholders	$4,691	—	—	—	—	4,691

12

Selected Financial Ratios

	Three months ended March 31,
	2013				2012
	Consolidated		Pro-rata Consolidation (1)		Consolidated		Pro-rata Consolidation (1)
Fixed rate debt	$363,989		622,661		426,232		622,646
Total debt	724,989		991,009		775,884		1,031,929
Fixed rate debt / Total debt	50.2%		62.8%		54.9%		60.3%

Unsecured debt	$334,215		334,215		324,215		324,215
Total debt	724,989		991,009		775,884		1,031,929
Unsecured debt / Total debt	46.1%		33.7%		41.8%		31.4%

Total debt	$724,989		991,009		775,884		1,031,929
Total gross assets (2)	1,532,859		1,944,575		1,592,535		2,081,926
Debt / Total gross assets	47.3%		51.0%		48.7%		49.6%

Quarterly EBITDA, adjusted	$23,257		33,431		22,387		30,186
Divided by quarterly fixed charges (3)	10,941		14,164		10,768		13,538
Fixed charge coverage ratio	2.1	x	2.4	x	2.1	x	2.2	x

Net debt (4)	$716,086		972,955		764,922		1,009,907
EBITDA (Annualized)	93,028		133,724		89,548		120,744
Net debt / EBITDA	7.7	x	7.3	x	8.5	x	8.4	x

	Three months ended March 31,
General and Administrative Expenses	2013	2012
General and Administrative Expenses (G&A)	$4,720	4,507
Total revenues of assets under management (5)	83,350	72,159
Total assets under management (5)	2,628,263	2,569,273

G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	5.7%	6.2%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.7%	0.7%

	As of March 31,
Capitalization	2013	2012
Total Common Shares Outstanding	$89,964	89,049
Closing Price Per Share	10.09	8.87
Equity Market Capitalization Common Shares	907,737	789,865
Preferred Stock (at face value)	110,000	110,000
Total Debt (6)	991,009	1,031,929
Total Market Capitalization	$2,008,746	1,931,794
Debt to Total Market Capitalization	49.3%	53.4%

(1)	Pro-rata consolidation includes the Company's pro-rata share of unconsolidated joint ventures.

(2)	Total gross assets includes total assets plus accumulated depreciation and less acquired below market lease intangibles, net.

(3)	Quarterly fixed charges includes interest expense, distributions to non-controlling members, dividends on preferred shares, and principal amortization.

(4)	Reflects debt net of the current cash and cash equivalents balance at the end of the period.

(5)	Assets under management include consolidated assets, unconsolidated assets at 100% and assets that we do not have an ownership interest in, but that we manage on behalf of a third party.

(6)	Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

13

Summary of Outstanding Debt at March 31, 2013

Total Outstanding Debt

	Outstanding Amount	Ratio	Weighted Average Interest Rate (1)	Weighted Average Maturity (in years)
Fixed Rate Debt:
Consolidated	$334,774	33.78%	5.33%	4.3
Unconsolidated (pro rata)	258,672	26.10%	4.98%	7.4
Unsecured convertible notes	29,215	2.95%	5.00%	1.6
Total Fixed Rate Debt	622,661	62.83%	5.14%	5.5
Variable Rate Debt:
Consolidated	56,000	5.65%	2.55%	2.3
Unconsolidated (pro rata)	7,348	0.74%	4.76%	0.9
Unsecured line of credit facility	80,000	8.07%	2.00%	3.4
Unsecured term loan	175,000	17.66%	2.00%	4.4
Unsecured term loan	50,000	5.05%	3.50%	5.7
Total Variable Rate Debt	368,348	37.17%	2.34%	4.0
Total	$991,009	100.00%	4.10%	4.9

Schedule of Maturities by Year

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities		Unsecured Maturities (2)		Total Consolidated Outstanding Debt	IRC Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
2013	$1,208	105,048	(3)	—		106,256	10,390	116,646
2014	1,370	52,012		29,215	(4)(5)	82,597	8,043	90,640
2015	1,012	19,270		—		20,282	14,190	34,472
2016	958	35,000		80,000		115,958	4,000	119,958
2017	921	44,895		175,000		220,816	14,730	235,546
2018	—	—		50,000		50,000	6,797	56,797
2019	—	—		—		—	44,887	44,887
2020	—	70,300		—		70,300	—	70,300
2021	—	—		—		—	46,270	46,270
2022	—	46,880		—		46,880	84,599	131,479
2023	—	11,900		—		11,900	32,114	44,014
Total	$5,469	385,305		334,215		724,989	266,020	991,009

(1)	Interest rates are as of March 31, 2013 and exclude the impact of deferred loan fee amortization.

(2)	Includes unsecured convertible notes, line of credit facility and term loans.

(3)
Included in the debt maturing in 2013 is approximately $90,247 related to our Algonquin Commons properties. Although the loans do not mature until November 2014, we have included them in 2013 because the lender has accelerated the due date in connection with their decision to initiate foreclosure proceedings.

(4)	Total convertible notes reflect the total principal amount outstanding. The consolidated balance sheet is presented including the remaining unamortized discount of $773.

(5)
The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

14

Summary of Outstanding Debt at March 31, 2013

Consolidated Debt

Servicer	Property Name	Interest Rate at March 31, 2013	Maturity Date	Balance at March 31, 2013
Fixed rate debt
Wachovia (1) (2)	The Exchange at Algonquin	5.24%	06/2013	$18,645
Wachovia (1) (2)	Algonquin Commons	5.45%	06/2013	71,602
Principal Capital	Big Lake Town Square	5.05%	01/2014	6,250
Principal Capital	Park Square	5.05%	01/2014	10,000
Principal Capital	Iroquois Center	5.05%	04/2014	8,750
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	16,151
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,268
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,477
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,725
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,490
TCF Bank (1)	Cub Foods	6.50%	04/2015	3,849
TCF Bank (1)	PetSmart	6.50%	04/2015	2,131
TCF Bank (1)	Roundy’s	6.50%	04/2015	4,185
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,728
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,292
Metlife Insurance Company (1)	The Shops at Orchard Place	5.05%	12/2017	24,151
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175
Wells Fargo	Salem Square	6.03%	12/2020	4,897
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237
Wachovia	Bradley Commons	5.40%	01/2022	14,330
Midland Loan Services	Dunkirk Square	4.35%	09/2022	4,050
Midland Loan Services	Park Place Plaza	4.35%	09/2022	6,500
Midland Loan Services	Rivertree Court	4.35%	09/2022	22,000
Midland Loan Services	Valparaiso Walk	4.11%	02/2023	11,900
Total/Weighted Average Fixed Rate Secured		5.33%		334,774
Unsecured Convertible Notes (3)		5.00%	11/2014	29,215
Total/Weighted Average Fixed Rate		5.31%		$363,989

Variable rate debt
Bank of America	Orchard Crossing	3.20%	08/2013	14,800
Bank of America	Skokie Fashion Square	0.41%	12/2014	6,200
Bank of America	North Aurora Towne Center	2.65%	06/2016	2,163
Bank of America	Edinburgh Festival	2.65%	06/2016	4,063
Bank of America	CarMax	2.65%	06/2016	9,830
Bank of America	Cliff Lake	2.65%	06/2016	4,439
Bank of America	Burnsville Crossing	2.65%	06/2016	4,675
Bank of America	Food 4 Less	2.65%	06/2016	2,665
Bank of America	Shingle Creek Center	2.65%	06/2016	1,485
Bank of America	Bohl Farm Marketplace	2.65%	06/2016	5,680
Total/Weighted Average Variable Rate Secured		2.55%		$56,000

Unsecured
Line of Credit Facility		2.00%	08/2016	$80,000
Term Loan		2.00%	08/2017	$175,000
Term Loan		3.50%	11/2018	$50,000
Total/Weighted Average Variable Rate		2.29%		$361,000
Total/Weighted Average Consolidated Debt		3.81%		$724,989

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
Included in the debt maturing in 2013 is approximately $90,247 related to our Algonquin Commons properties. Although the loans do not mature until November 2014, we have included them in 2013 because the lender has accelerated the due date in connection with their decision to initiate foreclosure proceedings.

(3)	Total convertible notes reflect the total principal amount outstanding. The consolidated balance sheet is presented including the remaining unamortized discount of $773.

15

Summary of Outstanding Debt at March 31, 2013

Unconsolidated Debt

Servicer	Property Name	Interest Rate at March 31, 2013	Maturity Date	Balance at March 31, 2013	IRC Share of Debt (2)
Fixed rate debt
Venture with NYSTRS
Principal Capital (1)	Ravinia Plaza	6.08%	10/2013	10,674	5,337
TCF Bank (1)	Marketplace at Six Corners	6.50%	09/2014	11,496	5,748
John Hancock Life Ins.	Thatcher Woods	5.83%	02/2015	13,500	6,750
Cohen Financial	Forest Lake Marketplace	5.86%	03/2015	8,500	4,250
Principal Capital	The Shoppes at Mill Creek	5.00%	05/2016	8,000	4,000
Prudential Insurance	Randall Square	4.00%	01/2019	16,500	8,250
Berkadia Commercial Mortgage	Woodfield Commons	4.75%	06/2019	17,500	8,750
Berkadia Commercial Mortgage	Cobbler Crossing	4.60%	07/2019	6,350	3,175
Midland Loan Services	Orland Park Place	5.55%	09/2021	42,280	21,140
GEMSA (1)	Chatham Ridge	4.40%	04/2022	17,729	8,865
Total/Weighted Average		5.24%		$152,529	76,265

Venture with PGGM
Principal Capital	Diffley Marketplace	3.94%	11/2015	$5,800	3,190
John Hancock Life Ins.	The Point at Clark	5.05%	09/2017	14,300	7,865
Metlife Insurance Company (1)	Woodfield Plaza	5.05%	12/2017	12,269	6,748
John Hancock Life Ins. (1)	Four Flaggs	7.65%	01/2018	12,359	6,797
Prudential Insurance	Brownstones Shopping Center	3.85%	01/2019	13,255	7,290
Prudential Insurance	Elston Plaza	3.85%	01/2019	10,560	5,808
Prudential Insurance	Silver Lake Village	5.85%	02/2019	21,117	11,614
Midland Loan Services	The Shops of Plymouth Town Center	5.83%	03/2021	5,200	2,860
Wachovia Securities	Joffco Square	5.84%	03/2021	13,090	7,200
Midland Loan Services	Village Ten Shopping Center	5.17%	06/2021	8,300	4,565
Midland Loan Services	Caton Crossings	5.19%	06/2021	7,700	4,235
Midland Loan Services	Red Top Plaza	5.55%	09/2021	11,400	6,270
Midland Loan Services	Champlin Marketplace	4.70%	02/2022	7,123	3,918
Wachovia Securities	Turfway Commons	5.05%	02/2022	7,150	3,932
Wachovia Securities	Stone Creek Towne Center	5.04%	03/2022	19,800	10,890
Wachovia Securities	Westgate	4.94%	03/2022	42,241	23,232
Principal Life Insurance Co.	Quarry Retail	3.75%	08/2022	18,100	9,955
Principal Life Insurance Co.	Riverdale Commons	3.75%	08/2022	16,000	8,800
Total / Weighted Average		4.99%		$245,764	135,169

Venture with IPCC
Parkway Bank & Trust	Pick 'N Save	5.25%	04/2017	5,850	117
Wachovia Securities	CVS/Walgreens Portfolio (3)	4.90%	04/2022	13,035	130
Centerline Capital Group (1)	Mt. Pleasant Shopping Center	4.70%	07/2022	12,792	256
Midland Loan Services (1)	BJ's Wholesale Club	4.25%	12/2022	8,800	5,984
First Commonwealth Bank (1)	Dick's Sporting Goods	4.39%	12/2022	9,491	8,637
Midland Loan Services	Mariano's	4.08%	03/2023	14,737	14,590
Midland Loan Services	Mariano's	4.17%	04/2023	17,701	17,524
Total / Weighted Average		4.46%		82,406	47,238
Total/Weighted Average Fixed Rate		4.98%		480,699	258,672

Variable rate debt

Venture with Pine Tree
PNC Bank	Lantern Commons	4.20%	12/2013	5,945	5,053
Inland Boise, LLC	Southshore Shopping Center	6.00%	10/2014	2,700	2,295
Total/Weighted Average Variable Rate		4.76%		8,645	7,348
Total/Weighted Average Unconsolidated Debt		5.09%		489,344	266,020

(1)	These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)
IRC's pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner. This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property

(3)	This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee's Summit, Missouri and McPherson, Kansas.

16

Significant Retail Tenants

Consolidated (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Safeway (Dominick's Finer Foods-5)	5	$4.496	4.27%	347,393	3.82%
Roundy's (Rainbow-3, Pick 'N Save-1, Super Pick 'N Save 1)	5	4,239	4.02%	353,055	3.88%
Carmax	2	4,021	3.82%	187,851	2.06%
Best Buy	5	3,003	2.85%	213,757	2.35%
TJX Companies, Inc. (TJ Maxx-5, Marshall's-4)	9	2,426	2.30%	293,577	3.22%
PetSmart	7	2,244	2.13%	170,308	1.87%
Ascena Retail Group (Justice-2, Dress Barn-6, Maurice's-6, Lane Bryant-5, Catherine's-2)	21	1,872	1.78%	122,017	1.34%
Kroger (Food 4 Less-2)	2	1,724	1.64%	143,698	1.58%
Dollar Tree (Dollar Tree-15, Deal$-1)	16	1,561	1.48%	168,105	1.85%
Gordmans	3	1,534	1.46%	148,642	1.63%
Bed Bath and Beyond (Bed, Bath & Beyond-3, Buy Buy Baby-1, World Market-1)	5	1,384	1.31%	135,062	1.48%
Supervalu, Inc. (Cub Foods-2)	2	1,378	1.31%	116,400	1.28%
Ulta	6	1,374	1.30%	67,905	0.75%
Retail Ventures, Inc. (DSW Warehouse-3)	3	1,327	1.26%	70,916	0.78%
Ross Dress For Less	6	1,302	1.24%	175,973	1.93%
Staples	5	1,290	1.22%	103,296	1.13%
The Sports Authority	2	1,260	1.20%	92,306	1.01%
Michael's	5	1,257	1.19%	111,958	1.23%
JoAnn Stores	6	1,245	1.18%	131,957	1.45%
Dick's Sporting Goods (Dick's Sporting Goods-2, Golf Galaxy-1)	3	1,210	1.15%	132,748	1.46%
L.A. Fitness	2	1,158	1.10%	88,803	0.98%
OfficeMax	4	1,127	1.07%	88,445	0.97%
The Gap (Old Navy-5, The Gap-1, The Gap Factory-1)	7	1,116	1.06%	95,065	1.04%
Pier 1 Imports	6	1,116	1.06%	61,416	0.67%
Petco	5	1,069	1.02%	70,532	0.77%

Total		$45,733	43.42%	3,691,185	40.53%

Unconsolidated (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-2, Pick 'N Save-3, Metro Market-1, Mariano's-2)	8	$8,117	9.72%	524,195	8.51%
AB Acquisitions LLC (Jewel-8)	8	5,784	6.93%	504,103	8.18%
Supervalu, Inc. (Cub Foods-7)	7	5,255	6.29%	451,746	7.33%
TJX Companies, Inc. (TJ Maxx-1, Marshall's-6, Home Goods-1)	9	3,497	4.19%	277,720	4.51%
Dick's Sporting Goods (Dick's Sporting Goods-2)	2	2,472	2.96%	181,780	2.95%
Best Buy	2	2,220	2.66%	75,001	1.22%
Bed Bath and Beyond (Bed, Bath & Beyond-4, Buy Buy Baby-2)	6	2,107	2.52%	209,482	3.40%
Michael's	5	1,668	2.00%	112,617	1.83%
Safeway (Dominick's Finer Foods-2)	2	1,600	1.92%	133,294	2.16%
Walgreens	4	1,309	1.57%	57,952	0.94%
Home Depot	1	1,243	1.49%	113,000	1.83%
Regal Cinemas	1	1,210	1.45%	73,000	1.18%
REI (Recreational Equipment Inc.)	1	1,073	1.29%	25,550	0.41%
Retail Ventures, Inc. (DSW Warehouse-2)	2	1,034	1.24%	48,599	0.79%
Hobby Lobby	1	1,015	1.22%	56,390	0.92%
BJ's Wholesale Club	1	997	1.19%	76,267	1.24%
The Gap (Old Navy-4)	4	918	1.10%	67,923	1.10%
PetSmart	3	907	1.09%	72,649	1.18%
Kroger (Food 4 Less-2)	2	904	1.08%	120,411	1.95%
Kohl's	1	878	1.05%	83,000	1.35%

Total		$44,208	52.96%	3,264,679	52.98%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

17

Significant Retail Tenants

Total (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-5, Pick 'N Save-4, Super Pick 'N Save-1, Metro Market-1, Mariano's-2)	13	$12,356	6.54%	877,250	5.75%
AB Acquisitions LLC (Jewel-10)	10	6,656	3.53%	629,729	4.12%
Supervalu, Inc. (Cub Foods-9)	9	6,632	3.51%	568,146	3.72%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.23%	480,687	3.15%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-11, Home Goods-1)	18	5,923	3.14%	571,297	3.74%
Best Buy	7	5,224	2.77%	288,758	1.89%
Carmax	2	4,021	2.13%	187,851	1.23%
Dick's Sporting Goods (Dick's Sporting Goods-4, Golf Galaxy-1)	5	3,682	1.95%	314,528	2.06%
Bed Bath & Beyond (Bed, Bath & Beyond-7, Buy Buy Baby-3, World Market-1)	11	3,490	1.85%	344,544	2.26%
PetSmart	10	3,151	1.67%	242,957	1.59%
Michael's	10	2,925	1.55%	224,575	1.47%
Kroger (Food 4 Less-4)	4	2,628	1.39%	264,109	1.73%
Ascena Retail Group (Justice-5, Dress Barn-7, Maurice's-6, Lane Bryant-6, Catherine's-2)	26	2,523	1.34%	152,617	1.00%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.25%	119,515	0.78%
The Gap (Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,035	1.08%	162,988	1.07%
Dollar Tree (Dollar Tree-19, Deal$-1)	20	1,979	1.05%	204,773	1.34%
The Sports Authority	3	1,899	1.01%	134,869	0.88%

Total		$73,581	38.99%	5,769,193	37.78%

Total excluding properties held through the joint venture with IPCC (1) (2) (3)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage
Roundy's (Rainbow-5, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1)	9	$7,132	4.01%	602,107	4.10%
AB Acquisitions LLC (Jewel-10)	10	6,656	3.74%	629,729	4.29%
Supervalu, Inc. (Cub Foods-9)	9	6,632	3.73%	568,146	3.87%
Safeway (Dominick's Finer Foods-7)	7	6,096	3.43%	480,687	3.28%
TJX Companies, Inc. (TJ Maxx-6, Marshall's-11, Home Goods-1)	18	5,923	3.33%	571,297	3.89%
Best Buy	7	5,224	2.94%	288,758	1.97%
Carmax	2	4,021	2.26%	187,851	1.28%
Bed Bath & Beyond (Bed, Bath & Beyond-7, Buy Buy Baby-3, World Market-1)	11	3,490	1.96%	344,544	2.35%
PetSmart	10	3,151	1.77%	242,957	1.66%
Michael's	10	2,925	1.65%	224,575	1.53%
Kroger ( Food 4 Less-4)	4	2,628	1.48%	264,109	1.80%
Ascena Retail Group (Justice-5, Dress Barn-7, Maurice's-6, Lane Bryant-6, Catherine's-2)	26	2,523	1.42%	152,617	1.04%
Retail Ventures, Inc. (DSW Warehouse-5)	5	2,361	1.33%	119,515	0.81%
Dick's Sporting Goods (Dick's Sporting Goods-3, Golf Galaxy-1)	4	2,210	1.24%	232,748	1.59%
The Gap ( Old Navy-9, The Gap-1, The Gap Factory-1)	11	2,035	1.14%	162,988	1.11%
Dollar Tree (Dollar Tree-19, Deal$-1)	20	1,979	1.11%	204,773	1.40%
The Sports Authority	3	1,899	1.07%	134,869	0.92%
Hobby Lobby	3	1,861	1.05%	156,256	1.06%

Total		$68,746	38.66%	5,568,526	37.95%

(1)	Significant tenants are tenants that represent 1% or more of our annual base rent

(2)	Annualized rent shown includes joint venture partner's pro rata share

(3)
Due to the tenant fluctuations produced by the temporary ownership of the properties within this venture, the Company has disclosed significant tenants excluding these properties. The Company believes the additional disclosure allows investors to evaluate the tenant mix of the portfolio of properties it expects to own longer term.

18

Portfolio Metrics

Portfolio Occupancy

Consolidated Occupancy (1)	As of March 31, 2013	As of December 31, 2012	As of March 31, 2012
Leased Occupancy (2)	92.0%	92.1%	91.0%
Financial Occupancy (3)	89.1%	89.9%	88.0%
Same Store Leased Occupancy (2)	91.7%	91.7%	91.2%
Same Store Financial Occupancy (3)	88.8%	89.4%	88.3%

Unconsolidated Occupancy (1) (4)
Leased Occupancy (2)	97.4%	97.1%	96.3%
Financial Occupancy (3)	95.2%	94.2%	94.7%
Same Store Leased Occupancy (2)	97.4%	97.3%	96.4%
Same Store Financial Occupancy (3)	94.7%	94.7%	94.8%

Total Occupancy (1)
Leased Occupancy (2)	94.1%	94.0%	92.7%
Financial Occupancy (3)	91.6%	91.6%	90.2%
Same Store Leased Occupancy (2)	93.6%	93.5%	92.9%
Same Store Financial Occupancy (3)	90.7%	91.1%	90.5%
Financial Occupancy excluding properties held through the joint venture with IPCC (3) (5)	91.2%	91.3%	90.1%
Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	96.3%	96.2%	95.5%
Non-Anchor Leased Occupancy excluding properties held through the joint venture with IPCC (2) (5)	88.5%	88.3%	85.9%

Geographic Information

	Number of investment properties	Gross leasable area (6)	Percent of gross leasable area	Total Portfolio NOI PRS (7)	Percent of NOI
Florida	1	166,131	1.1%	$721	2.2%
Illinois	82	9,132,098	62.2%	20,655	62.2%
Indiana	5	572,950	3.9%	1,499	4.5%
Kentucky	1	105,471	0.7%	135	0.4%
Minnesota	30	3,068,303	20.9%	5,804	17.5%
Nebraska	1	81,000	0.6%	417	1.3%
Ohio	4	596,648	4.1%	1,825	5.5%
Tennessee	1	10,908	0.1%	57	0.2%
Wisconsin	8	943,108	6.4%	2,060	6.2%

Total	133	14,676,617	100.0%	$33,173	100.0%

(1)	All occupancy calculations exclude seasonal tenants.

(2)
Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)
Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(4)	Unconsolidated occupancy is calculated using 100% of the square footage of the respective properties.

(5)
Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties. The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)	Gross leasable area shown includes joint venture partner's pro rata share.

(7)	Total portfolio NOI includes our pro rata share of unconsolidated NOI and excludes properties held through the Company's development joint ventures and its joint venture with IPCC.

19

Lease Expiration Analysis

Consolidated

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
2013	11	179,755	1.97%	$2,280	2.03%	$12.68
2014	18	738,206	8.11%	8,284	7.38%	11.22
2015	24	531,520	5.84%	5,745	5.12%	10.81
2016	23	484,912	5.33%	6,047	5.39%	12.47
2017	22	725,141	7.96%	9,124	8.13%	12.58
2018	12	409,286	4.49%	3,883	3.46%	9.49
2019	12	517,083	5.68%	5,151	4.59%	9.96
2020	11	312,972	3.44%	2,398	2.14%	7.66
2021	20	706,327	7.76%	10,884	9.70%	15.41
2022+	35	905,299	9.94%	10,775	9.60%	11.90
Vacant (4)	—	477,828	5.25%	—	—	—
TOTAL/WEIGHTED AVERAGE	188	5,988,329	65.77%	$64,571	57.54%	$11.72

ALL NON-ANCHOR LEASES (1)
M-T-M	13	29,019	0.32%	$286	0.26%	$9.86
2013	84	201,487	2.21%	3,415	3.04%	16.95
2014	130	354,334	3.89%	5,852	5.21%	16.52
2015	147	384,236	4.22%	7,656	6.82%	19.93
2016	134	371,228	4.08%	6,458	5.75%	17.40
2017	122	340,668	3.74%	6,038	5.38%	17.72
2018	106	276,727	3.04%	5,457	4.86%	19.72
2019	26	103,510	1.14%	1,993	1.78%	19.25
2020	27	117,252	1.29%	2,187	1.95%	18.65
2021	27	118,062	1.30%	2,246	2.00%	19.02
2022+	93	410,357	4.50%	6,061	5.41%	14.77
Vacant (4)	—	410,429	4.50%	—	—	—
TOTAL/WEIGHTED AVERAGE	909	3,117,309	34.23%	$47,649	42.46%	$17.60

ALL LEASES
M-T-M	13	29,019	0.32%	$286	0.26%	$9.86
2013	95	381,242	4.18%	5,695	5.07%	14.94
2014	148	1,092,540	12.00%	14,136	12.59%	12.94
2015	171	915,756	10.06%	13,401	11.94%	14.63
2016	157	856,140	9.41%	12,505	11.14%	14.61
2017	144	1,065,809	11.70%	15,162	13.51%	14.23
2018	118	686,013	7.53%	9,340	8.32%	13.61
2019	38	620,593	6.82%	7,144	6.37%	11.51
2020	38	430,224	4.73%	4,585	4.09%	10.66
2021	47	824,389	9.06%	13,130	11.70%	15.93
2022+	128	1,315,656	14.44%	16,836	15.01%	12.80
Vacant (4)	—	888,257	9.75%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,097	9,105,638	100.00%	$112,220	100.00%	$13.66

(1)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)	Annualized base rent divided by gross leasable area.

(4)	Leases executed but not commenced are included in the vacant totals.

20

Lease Expiration Analysis

Unconsolidated (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.18%	$13	0.01%	$1.17
2013	4	126,639	2.06%	989	1.13%	7.81
2014	13	314,307	5.10%	3,647	4.17%	11.60
2015	8	204,084	3.31%	2,405	2.75%	11.78
2016	10	394,416	6.40%	4,154	4.74%	10.53
2017	15	478,149	7.76%	6,533	7.46%	13.66
2018	17	583,320	9.47%	7,156	8.17%	12.27
2019	12	540,154	8.77%	7,279	8.31%	13.48
2020	11	406,343	6.60%	4,475	5.11%	11.01
2021	4	88,682	1.44%	1,044	1.19%	11.77
2022+	33	1,517,466	24.63%	22,484	25.68%	14.82
Vacant (5)	—	44,583	0.72%	—	—	—
TOTAL/WEIGHTED AVERAGE	128	4,709,235	76.44%	$60,179	68.72%	$12.90

ALL NON-ANCHOR LEASES (2)
M-T-M	7	13,448	0.22%	$140	0.16%	$10.41
2013	45	95,542	1.55%	2,002	2.29%	20.95
2014	69	165,309	2.68%	2,930	3.35%	17.72
2015	76	186,711	3.03%	3,748	4.28%	20.07
2016	78	202,977	3.29%	4,295	4.91%	21.16
2017	69	182,017	2.95%	3,990	4.56%	21.92
2018	68	183,719	2.98%	4,319	4.93%	23.51
2019	23	72,997	1.18%	1,597	1.82%	21.88
2020	9	25,932	0.42%	662	0.76%	25.53
2021	17	59,316	0.96%	1,414	1.61%	23.84
2022+	29	97,988	1.59%	2,281	2.61%	23.28
Vacant (5)	—	165,474	2.71%	—	—	—
TOTAL/WEIGHTED AVERAGE	490	1,451,430	23.56%	$27,378	31.28%	$21.29

ALL LEASES
M-T-M	8	24,540	0.40%	$153	0.17%	$6.23
2013	49	222,181	3.61%	2,991	3.42%	13.46
2014	82	479,616	7.78%	6,577	7.52%	13.71
2015	84	390,795	6.34%	6,153	7.03%	15.74
2016	88	597,393	9.69%	8,449	9.65%	14.14
2017	84	660,166	10.71%	10,523	12.02%	15.94
2018	85	767,039	12.45%	11,475	13.10%	14.96
2019	35	613,151	9.95%	8,876	10.13%	14.48
2020	20	432,275	7.02%	5,137	5.87%	11.88
2021	21	147,998	2.40%	2,458	2.80%	16.61
2022+	62	1,615,454	26.22%	24,765	28.29%	15.33
Vacant (5)	—	210,057	3.43%	—	—	—
TOTAL/WEIGHTED AVERAGE	618	6,160,665	100.00%	$87,557	100.00%	$14.71

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

21

Lease Expiration Analysis

Total (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	11,092	0.07%	$13	0.01%	$1.17
2013	15	306,394	2.01%	3,269	1.64%	10.67
2014	31	1,052,513	6.89%	11,931	5.97%	11.34
2015	32	735,604	4.82%	8,150	4.08%	11.08
2016	33	879,328	5.76%	10,201	5.11%	11.60
2017	37	1,203,290	7.88%	15,657	7.84%	13.01
2018	29	992,606	6.50%	11,039	5.53%	11.12
2019	24	1,057,237	6.93%	12,430	6.22%	11.76
2020	22	719,315	4.71%	6,873	3.44%	9.55
2021	24	795,009	5.21%	11,928	5.97%	15.00
2022+	68	2,422,765	15.87%	33,259	16.63%	13.73
Vacant (5)	—	522,411	3.42%	—	—	—
TOTAL/WEIGHTED AVERAGE	316	10,697,564	70.07%	$124,750	62.44%	$12.26

ALL NON-ANCHOR LEASES (2)
M-T-M	20	42,467	0.28%	$426	0.21%	$10.03
2013	129	297,029	1.95%	5,417	2.71%	18.24
2014	199	519,643	3.40%	8,782	4.40%	16.90
2015	223	570,947	3.74%	11,404	5.71%	19.97
2016	212	574,205	3.76%	10,753	5.38%	18.73
2017	191	522,685	3.42%	10,028	5.02%	19.19
2018	174	460,446	3.02%	9,776	4.89%	21.23
2019	49	176,507	1.16%	3,590	1.80%	20.34
2020	36	143,184	0.94%	2,849	1.43%	19.90
2021	44	177,378	1.16%	3,660	1.83%	20.63
2022+	122	508,345	3.33%	8,342	4.18%	16.41
Vacant (5)	—	575,903	3.77%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,399	4,568,739	29.93%	$75,027	37.56%	$18.79

ALL LEASES
M-T-M	21	53,559	0.35%	$439	0.22%	$8.20
2013	144	603,423	3.96%	8,686	4.35%	14.39
2014	230	1,572,156	10.29%	20,713	10.37%	13.17
2015	255	1,306,551	8.56%	19,554	9.79%	14.97
2016	245	1,453,533	9.52%	20,954	10.49%	14.42
2017	228	1,725,975	11.30%	25,685	12.86%	14.88
2018	203	1,453,052	9.52%	20,815	10.42%	14.33
2019	73	1,233,744	8.09%	16,020	8.02%	12.98
2020	58	862,499	5.65%	9,722	4.87%	11.27
2021	68	972,387	6.37%	15,588	7.80%	16.03
2022+	190	2,931,110	19.20%	41,601	20.81%	14.19
Vacant (5)	—	1,098,314	7.19%	—	—	—
TOTAL/WEIGHTED AVERAGE	1,715	15,266,303	100.00%	$199,777	100.00%	$14.10

(1)	Amounts in table include our joint venture partner's pro-rata share.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)	Annualized base rent divided by gross leasable area.

(5)	Leases executed but not commenced are included in the vacant totals.

22

Leasing Activity

Consolidated

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	9	142,584	$1,129	$7.92	$1,217	$8.54	$88	0.62	7.8%

2013 Total	9	142,584	$1,129	$7.92	$1,217	$8.54	$88	0.62	7.8%

Renewal Lease Summary (2)
1Q 2013	40	273,578	$2,205	$8.06	$2,600	$9.50	$395	1.44	17.9%

2013 Total	40	273,578	$2,205	$8.06	$2,600	$9.50	$395	1.44	17.9%

Non-Comparable Lease Summary (3)
1Q 2013	13	29,332	$—	$—	$426	$14.52

2013 Total	13	29,332	$—	$—	$426	$14.52

Unconsolidated (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	4	12,191	$227	$18.62	$287	$23.54	$60	4.92	26.4%

2013 Total	4	12,191	$227	$18.62	$287	$23.54	$60	4.92	26.4%

Renewal Lease Summary (2)
1Q 2013	27	138,740	$1,967	$14.18	$2,199	$15.85	$232	1.67	11.8%

2013 Total	27	138,740	$1,967	$14.18	$2,199	$15.85	$232	1.67	11.8%

Non-Comparable Lease Summary (3)
1Q 2013	4	11,081	$—	$—	$215	$19.40

2013 Total	4	11,081	$—	$—	$215	$19.40

Total (4)

	Number	GLA	Total Former Average Base Rent ($) (1)	Total Former Average Base Rent (psf) (1)	Total New Average Base Rent ($) (1)	Total New Average Base Rent (psf) (1)	Total Increase (Decrease) ($)	Total Increase (Decrease) (psf)	Percent
New Lease Summary
1Q 2013	13	154,775	$1,356	$8.76	$1,504	$9.72	$148	0.96	10.9%

2013 Total	13	154,775	$1,356	$8.76	$1,504	$9.72	$148	0.96	10.9%

Renewal Lease Summary (2)
1Q 2013	67	412,318	$4,172	$10.12	$4,799	$11.64	$627	1.52	15.0%

2013 Total	67	412,318	$4,172	$10.12	$4,799	$11.64	$627	1.52	15.0%

Non-Comparable Lease Summary (3)
1Q 2013	17	40,413	$—	$—	$641	$15.86

2013 Total	17	40,413	$—	$—	$641	$15.86

(1)	The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

(2)	Renewal leases include expiring leases renewed with the same tenant and the exercise of options. All other leases are categorized as new.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned in joint ventures.

23

Leasing Activity - Anchors and Non-Anchors

Consolidated (1)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	6	3	9
Gross Leasable Area (Sq.Ft.)	17,431	125,153	142,584
Base Rent/Sq.Ft. ($/Sq.Ft.)	$20.25	6.90	8.54

Renewals
Number of Leases	35	5	40
Gross Leasable Area (Sq.Ft.)	82,576	191,002	273,578
Base Rent/Sq.Ft. ($/Sq.Ft.)	19.60	5.14	9.50

Non-Comparable Leases (3)
Number of Leases	13	—	13
Gross Leasable Area (Sq.Ft.)	29,332	—	29,332
Base Rent/Sq.Ft. ($/Sq.Ft.)	14.52	—	14.52

Total New, Renewal and Non-Comparable Leases
Number of Leases	54	8	62
Gross Leasable Area (Sq.Ft.)	129,339	316,155	445,494
Base Rent/Sq.Ft. ($/Sq.Ft.)	18.53	5.84	9.52

Unconsolidated (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	4	—	4
Gross Leasable Area (Sq.Ft.)	12,191	—	12,191
Base Rent/Sq.Ft. ($/Sq.Ft.)	$23.54	—	23.54

Renewals
Number of Leases	22	5	27
Gross Leasable Area (Sq.Ft.)	55,195	83,545	138,740
Base Rent/Sq.Ft. ($/Sq.Ft.)	20.92	12.50	15.85

Non-Comparable Leases (3)
Number of Leases	4	—	4
Gross Leasable Area (Sq.Ft.)	11,081	—	11,081
Base Rent/Sq.Ft. ($/Sq.Ft.)	19.40	—	19.40

Total New, Renewal and Non-Comparable Leases
Number of Leases	30	5	35
Gross Leasable Area (Sq.Ft.)	78,467	83,545	162,012
Base Rent/Sq.Ft. ($/Sq.Ft.)	21.12	12.50	16.67

Total (1) (4)

New Leases	Non-Anchors (2)	Anchors (2)	Total
Number of Leases	10	3	13
Gross Leasable Area (Sq.Ft.)	29,622	125,153	154,775
Base Rent/Sq.Ft. ($/Sq.Ft.)	$21.62	6.90	9.72

Renewals
Number of Leases	57	10	67
Gross Leasable Area (Sq.Ft.)	137,771	274,547	412,318
Base Rent/Sq.Ft. ($/Sq.Ft.)	20.13	7.38	11.64

Non-Comparable Leases (3)
Number of Leases	17	—	17
Gross Leasable Area (Sq.Ft.)	40,413	—	40,413
Base Rent/Sq.Ft. ($/Sq.Ft.)	15.86	—	15.86

Total New, Renewal and Non-Comparable Leases
Number of Leases	84	13	97
Gross Leasable Area (Sq.Ft.)	207,806	399,700	607,506
Base Rent/Sq.Ft. ($/Sq.Ft.)	19.51	7.23	11.43

(1)	The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)	The Company defines anchors as single tenants which lease 10,000 or more square feet. Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)	Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(4)	Includes leasing activity on unconsolidated properties owned in joint ventures.

24

Property Transactions

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

01/24/13	Family Dollar (2)	Abilene	TX	9,180	$1,142	7.64%	100%	None	2012
01/24/13	Family Dollar (2)	Colorado City	TX	8,320	1,009	8.12%	100%	None	2012
02/12/13	Mariano's (2)	Palatine	IL	71,324	23,646	6.70%	100%	Mariano's	2011
02/12/13	Mariano's (2)	Vernon Hills	IL	71,248	26,912	6.84%	100%	Mariano's	2011

				160,072	$52,709

Property Dispositions

Date	Property	City	State	GLA Sq. Ft.	Sale Price	Gain on Sale

02/20/13	Quarry Outlot	Hodgkins	IL	9,650	$3,300	$1,999
03/05/13	Oak Lawn Town Center	Oak Lawn	IL	12,506	3,264	681

				22,156	$6,564	$2,680

(1)
The cap rate disclosed is as of the time of acquisition and is calculated by dividing the forecasted net operating income ("NOI") by the purchase price. Forecasted NOI is defined as forecasted net income for the twelve months following the acquisition of the property, calculated in accordance with U.S. GAAP, excluding straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense, less a vacancy factor to allow for potential tenant move-outs or defaults.

(2)	This property was acquired through our joint venture with IPCC.

25

Unconsolidated Joint Venture Summary

Venture with New York State Teachers' Retirement System (IN Retail Fund, LLC)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
12/03/04	Cobbler Crossing	Elgin	IL	102,643	50%	$(1,023)
12/03/04	The Shoppes at Mill Creek	Palos Park	IL	102,422	50%	(1,777)
12/03/04	Woodfield Commons	Schaumburg	IL	207,452	50%	(381)
12/03/04	Marketplace at Six Corners	Chicago	IL	116,975	50%	(184)
12/03/04	Chatham Ridge	Chicago	IL	175,991	50%	(4,471)
12/23/04	Randall Square	Geneva	IL	216,485	50%	(1,900)
04/01/05	Thatcher Woods	River Grove	IL	188,213	50%	(1,366)
06/01/05	Forest Lake Marketplace	Forest Lake	MN	93,853	50%	51
06/30/05	Orland Park Place	Orland Park	IL	592,495	50%	12,836
09/01/05	Maple View	Grayslake	IL	105,642	50%	8,476
09/01/05	Regal Showplace	Crystal Lake	IL	96,928	50%	8,240
09/07/06	Greentree	Caledonia	WI	169,268	50%	6,773
09/07/06	Ravinia Plaza	Orland Park	IL	101,366	50%	3,054
				2,269,733		$28,328

Venture with PGGM Private Real Estate Fund (INP Retail LP)

Date	Property	City	State	GLA	IRC % Interest	IRC Investment
07/01/10	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	55%	$2,068
07/01/10	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	1,482
07/01/10	Cub Foods	Arden Hills	MN	68,442	55%	4,393
07/01/10	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,367
08/30/10	The Point at Clark	Chicago	IL	95,455	55%	6,789
10/25/10	Diffley Marketplace	Eagan	MN	62,656	55%	3,832
01/11/11	Joffco Square	Chicago	IL	95,204	55%	5,306
03/01/11	Byerly's Burnsville	Burnsville	MN	72,339	55%	1,820
03/08/11	The Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(415)
06/02/11	Red Top Plaza	Libertyville	IL	151,840	55%	4,360
06/02/11	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	1,746
09/19/11	Stuart's Crossing	St. Charles	IL	85,529	55%	(466)
09/21/11	Champlin Marketplace	Champlin	MN	88,577	55%	3,131
11/09/11	Quarry Retail	Minneapolis	MN	281,472	55%	(3,192)
11/15/11	Caton Crossings	Plainfield	IL	83,792	55%	(1,513)
11/18/11	Woodfield Plaza	Schaumburg	IL	177,160	55%	(6,409)
11/29/11	Brownstones Shopping Center	Brookfield	WI	137,816	55%	5,317
12/07/11	Elston Plaza	Chicago	IL	87,946	55%	4,880
12/15/11	Turfway Commons	Florence	KY	105,471	55%	2,778
02/21/12	Riverdale Commons	Coon Rapids	MN	231,753	55%	801
02/24/12	Silver Lake Village	St. Anthony	MN	159,316	55%	8,733
02/29/12	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	7,593
04/10/12	Four Flaggs	Niles	IL	326,028	55%	9,234
04/13/12	Woodbury Commons	Woodbury	MN	116,196	55%	6,481
12/11/12	Westgate	Fairview Park	OH	241,838	55%	17,802
				3,389,376		$89,918

Development Joint Venture with TMK Development (TMK/Inland Aurora Venture, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
01/05/06	Savannah Crossing	Aurora	IL	10 Acres	40%	$1,442

Development Joint Venture with Pine Tree Institutional Realty LLC (PTI Boise, LLC and PTI Westfield, LLC)

Date	Property	City	State	Acres	IRC % Interest	IRC Investment
09/26/07	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,316
12/21/07	Lantern Commons	Westfield	IN	61 Acres	85%	6,251
				68 Acres		$11,567

26

Unconsolidated Joint Venture Summary

Joint Venture with Inland Private Capital Corporation ("IPCC") (IRC/IREX Venture II, LLC)

Date	Property (1)	City	State	GLA	IRC % Interest	IRC Investment
03/16/12	Pick 'N Save	Sheboygan	WI	62,138	2%	$107
03/13/12	Mt. Pleasant Shopping Center	Mt. Pleasant	WI	83,334	2%	187
03/27/12	CVS/Walgreens Portfolio (2)	Various	Various	55,465	1%	1
11/16/12	BJ's Wholesale Club	Gainesville	VA	76,267	68%	4,795
12/21/12	Dick's Sporting Goods	Cranberry Township	PA	81,780	91%	8,545
02/12/13	Mariano's Portfolio (3)	Various	IL	142,572	99%	17,687
				501,556		$31,322

IPCC Joint Venture Property Status

Property (1)	Location	% DST Ownership	Pro Rata Share of Acquisition Fee	Acquisition Fee Earned for the three months ended March 31, 2013
Pick 'N Save	Sheboygan, WI	98%	292	27
Mt. Pleasant Shopping Center	Mt. Pleasant, WI	98%	539	111
CVS/Walgreens Portfolio (2)	Various	99%	445	85
CVS/Walgreens Portfolio (4)	Various	100%	157	157
BJ's Wholesale Club	Gainesville, VA	32%	198	64
Dick's Sporting Goods	Cranberry Township, VA	9%	239	23
Mariano's Portfolio (3)	Various	1%	632	9
			$2,502	$476

1)
These properties are not consolidated because upon the first sale of equity interest by the joint venture through the private placement offerings, the Company begins accounting for its equity interest under the equity method of accounting

2)	This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee's Summit, Missouri and McPherson, Kansas.

3)	This portfolio includes two Mariano's located in Palatine and Vernon Hills Illinois.

4)	This portfolio includes five Walgreens stores, located in Benton Harbor, Michigan; El Paso, Texas; Milwaukee, Wisconsin; New Bedford, Massachusetts; and Villa Park, Illinois.

27

Investment Properties

As of March 31, 2013, we owned fee simple interests in 106 investment properties, excluding unconsolidated joint ventures, comprised of 26 single-user retail properties, 40 Neighborhood Retail Centers, 13 Community Centers, 26 Power Centers and 1 Lifestyle Center. These investment properties are located in the states of Florida (1), Illinois (61), Indiana (6), Minnesota (18), Nebraska (1), Ohio (3), Tennessee (1), Texas (3), and Wisconsin (12). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single-User
Bally Total Fitness	St. Paul	MN	43,000	09/99	1998	100% (3)	L.A. Fitness (3)
Carmax	Schaumburg	IL	93,333	12/98	1998	100%	Carmax
Carmax	Tinley Park	IL	94,518	12/98	1998	100%	Carmax
Cub Foods	Buffalo Grove	IL	56,192	06/99	1999	100%	Cub Foods (sublet to Eskape)
Cub Foods	Hutchinson	MN	60,208	01/03	1999	100% (3)	Cub Foods (3)
Disney	Celebration	FL	166,131	07/02	1995	100%	Walt Disney World
Dominick's	Countryside	IL	62,344	12/97	1975/2001	100%	Dominick's Finer Foods
Dominick's	Schaumburg	IL	71,400	05/97	1996	100%	Dominick's Finer Foods
Food 4 Less	Hammond	IN	71,313	05/99	1999	100%	Dominick's Finer Foods (sublet to Food 4 Less)
Freeport Commons (f/k/a Staples)	Freeport	IL	24,049	12/98	1998	100%	Staples
Glendale Heights Retail	Glendale Heights	IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)
PetSmart	Gurnee	IL	25,692	04/01	1997	100%	PetSmart
Pick 'N Save	Waupaca	WI	63,780	03/06	2002	100%	Pick 'N Save
Rite-Aid	Chattanooga	TN	10,908	05/02	1999	100%	Rite Aid
Roundy's	Menomonee Falls	WI	103,611	11/10	2010	100%	Super Pick 'N Save
Verizon	Joliet	IL	4,504	05/97	1995	100%	None

Single-User (IPCC Joint Venture)
Dollar General	Baldwin	WI	9,026	12/12	2011	100%	None
Dollar General	Mercer	WI	9,026	12/12	2012	100%	None
Dollar General	Nekoosa	WI	9,026	12/12	2012	100%	None
Dollar General	Oxford	WI	9,026	12/12	2012	100%	None
Dollar General	Spooner	WI	9,026	12/12	2012	100%	None
Dollar General	Wittenberg	WI	9,100	12/12	2012	100%	None
Family Dollar,	Abilene	TX	9,180	01/13	2012	100%	None
Family Dollar,	Cisco	TX	8,000	10/12	2012	100%	None
Family Dollar,	Colorado City	TX	8,320	01/13	2012	100%	None
Family Dollar,	Lorain	OH	8,400	10/12	2012	100%	None

Neighborhood Retail Centers
22nd Street Plaza Outlot	Oakbrook Terrace	IL	9,970	11/97	1985/2004	100%	None
Aurora Commons	Aurora	IL	126,908	01/97	1988	40%	None
Berwyn Plaza	Berwyn	IL	15,726	05/98	1983	100%	Deal$
Big Lake Town Square	Big Lake	MN	67,858	01/06	2005	98%	Coborn's Super Store
Brunswick Market Center	Brunswick	OH	119,540	12/02	1997/1998	98%	Buehler's Food Markets
Cliff Lake Centre	Eagan	MN	74,182	09/99	1988	84%	None
Downers Grove Market	Downers Grove	IL	103,419	03/98	1998	91%	Dominick's Finer Foods
Dunkirk Square	Maple Grove	MN	79,130	09/99	1998	97%	Rainbow
Eastgate Center	Lombard	IL	129,101	07/98	1959/2000	80%	Schroeder's Ace Hardware, Illinois Secretary of State, Illinois Dept. of Employment
Edinburgh Festival	Brooklyn Park	MN	91,536	10/98	1997	89%	Festival Foods
Elmhurst City Centre	Elmhurst	IL	39,090	02/98	1994	100%	Walgreens (4)
Gateway Square	Hinsdale	IL	39,710	03/99	1985	90%	None
Golf Road Plaza	Niles	IL	25,992	04/97	1982	85%	None
Grand Hunt Center Outlot	Gurnee	IL	21,194	12/96	1996	100%	None
Hammond Mills	Hammond	IN	7,488	12/98	1998/2011	100%	None
Hawthorn Village Commons	Vernon Hills	IL	98,806	08/96	1979	96%	Dollar Tree, Hobby Lobby
Hickory Creek Market Place	Frankfort	IL	55,831	08/99	1999	68%	None
Iroquois Center	Naperville	IL	140,981	12/97	1983	75%	Planet Fitness, Xilin Association, Big Lots
Medina Marketplace	Medina	OH	92,446	12/02	1956/1999/ 2010	100%	Giant Eagle, Inc.
Mundelein Plaza	Mundelein	IL	16,803	03/96	1990	66%	None
Nantucket Square	Schaumburg	IL	56,981	09/95	1980	94%	Go Play
Oak Forest Commons	Oak Forest	IL	108,330	03/98	1998	82%	Food 4 Less, O'Reilys Auto Parts
Oak Forest Commons III	Oak Forest	IL	7,424	06/99	1999	40%	None
Orland Greens	Orland Park	IL	45,031	09/98	1984	95%	Dollar Tree, Spree Look Good. Do Good

28

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Neighborhood Retail Centers
Park Square	Brooklyn Park	MN	136,664	08/02	1986/1988/ 2006	92%	Rainbow, Planet Fitness
Park St. Claire	Schaumburg	IL	11,859	12/96	1994	100%	None
Plymouth Collection	Plymouth	MN	45,915	01/99	1999	100%	Golf Galaxy
River Square	Naperville	IL	58,260	06/97	1988/2000	92%	None
Rose Plaza	Elmwood Park	IL	24,204	11/98	1997	100%	Binny's Beverage Depot
Schaumburg Plaza	Schaumburg	IL	63,485	06/98	1994	81%	JoAnn Stores, Party City
Shingle Creek Center	Brooklyn Center	MN	39,146	09/99	1986	84%	None
Six Corners Plaza	Chicago	IL	80,596	10/96	1966/2005	99%	L.A. Fitness, CW Price
St. James Crossing	Westmont	IL	49,994	03/98	1990	55%	None
The Shops at Cooper's Grove	Country Club Hills	IL	72,518	01/98	1991	16% (3)	None
Townes Crossing	Oswego	IL	105,989	08/02	1988	90%	Jewel Food Stores
Wauconda Crossings	Wauconda	IL	90,167	08/06	1997	97% (3)	Dominick's Finer Foods (3), Walgreens
Wauconda Shopping Center	Wauconda	IL	34,137	05/98	1988	79%	Dollar Tree
Westriver Crossings	Joliet	IL	32,452	08/99	1999	81%	None
Winnetka Commons	New Hope	MN	42,415	07/98	1990	87%	Walgreens (sublet to Frattalone's Hardware)
Woodland Heights	Streamwood	IL	120,436	06/98	1956/1997	94%	Jewel Food Stores, U.S. Postal Service

Community Centers
Apache Shoppes	Rochester	MN	60,780	12/06	2005/2006	95%	Trader Joe's, Chuck E. Cheese
Bergen Plaza	Oakdale	MN	257,952	04/98	1978	91%	K-Mart, Rainbow, Dollar Tree
Bohl Farm Marketplace	Crystal Lake	IL	97,287	12/00	2000	99%	Dress Barn, Barnes & Noble, Buy Buy Baby
Burnsville Crossing	Burnsville	MN	97,210	09/99	1989/2010	87%	PetSmart, Becker Furniture World
Chestnut Court	Darien	IL	172,918	03/98	1987/2009	94% (3)	Office Depot (3), X-Sport Fitness, Tuesday Morning, JoAnn Stores, Oakridge Hobbies & Toys, Ross Dress for Less
Lake Park	Michigan City	IN	114,867	02/98	1990	87%	Jo Ann Stores, Hobby Lobby, Party City
Mosaic Crossing	West Chicago	IL	78,271	01/98	1990	0	None
Orchard Crossing	Ft. Wayne	IN	130,131	04/07	2008	85%	Gordman's, Dollar Tree
Park Center	Tinley Park	IL	132,940	12/98	1988	88%	Charter Fitness, Chuck E. Cheese, Old Country Buffet, Sears Outlet
Skokie Fashion Square	Skokie	IL	84,857	12/97	1984/2010	91%	Ross Dress for Less, Produce World
Skokie Fashion Square II	Skokie	IL	7,151	11/04	1984/2010	100%	None
The Plaza	Brookfield	WI	107,952	02/99	1985	90%	CVS, Guitar Center, Hooters of America, Stan's Bootery
Two Rivers Plaza	Bolingbrook	IL	57,900	10/98	1994	98%	Marshall's, Pier 1 Imports

Power Centers
Baytowne Shoppes/Square	Champaign	IL	118,305	02/99	1993	100% (3)	Staples, PetSmart, Party City, Citi Trends, Ulta
Bradley Commons	Bourbonnais	IL	174,348	11/11	2007/2011	97%	Shoe Carnival, Ulta, Bed, Bath & Beyond, Dick's Sporting Goods, Petco
Crystal Point	Crystal Lake	IL	357,842	07/04	1976/1998/ 2012	95%	Best Buy, K-Mart, Bed, Bath & Beyond, The Sports Authority, World Market, Ross Dress for Less, The Fresh Market
Deertrace Kohler	Kohler	WI	149,924	07/02	2000	98%	The Boston Store, TJ Maxx, Dollar Tree, Ulta, Jo Ann Stores
Deertrace Kohler II	Kohler	WI	24,292	08/04	2003/2004	100%	None
Joliet Commons	Joliet	IL	158,853	10/98	1995	100%	Movies 10, PetSmart, Barnes & Noble, Old Navy, Party City, Jo Ann Stores, BC Osaka Hibachi Grill
Joliet Commons Phase II	Joliet	IL	40,395	02/00	1999	100%	Office Max
Lansing Square	Lansing	IL	233,508	12/96	1991	9%	None
Mankato Heights Plaza	Mankato	MN	155,173	04/03	2002	89%	TJ Maxx, Michael's, Old Navy, Pier 1 Imports, Petco
Maple Park Place	Bolingbrook	IL	214,455	01/97	1992/2004	96% (3)	X-Sport Fitness, Office Depot (3), The Sports Authority, Best Buy, Ross Dress for Less
Naper West	Naperville	IL	214,109	12/97	1985/2009/ 2012	98%	Barrett's Home Theater Store, JoAnn Stores, Sears Outlet, Ross Dress for Less, Dollar Tree
Orland Park Place Outlots	Orland Park	IL	11,900	08/07	2007	100% (3)	None
Orland Park Place Outlots II	Orland Park	IL	22,966	04/12	2007	100%	None
Park Avenue Centre	Highland Park	IL	64,943	06/97	1996/2005	100%	Staples, TREK Bicycle Store, Illinois Bone and Joint
Park Place Plaza	St. Louis Park	MN	88,999	09/99	1997/2006	100%	Office Max, PetSmart

29

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Pine Tree Plaza	Janesville	WI	186,465	10/99	1998	93%	Gander Mountain, TJ Maxx, Staples, Michaels, Old Navy, Petco, Famous Footwear
Rivertree Court	Vernon Hills	IL	308,610	07/97	1988/2011	88%	Best Buy, Discovery Clothing, TJ Maxx, Michaels, Ulta, Harlem Furniture, Gordman's, Old Navy
Rochester Marketplace	Rochester	MN	70,213	09/03	2001/2003	100%	Staples, PetSmart
Salem Square	Countryside	IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx, Marshall's
Schaumburg Promenade	Schaumburg	IL	91,831	12/99	1999	100%	Ashley Furniture, DSW Shoe Warehouse, Destination XL
Shakopee Outlot	Shakopee	MN	12,285	03/06	2007	85%	None
Shakopee Valley Marketplace	Shakopee	MN	146,362	12/02	2000/2001	99%	Kohl's, Office Max
The Shoppes at Grayhawk	Omaha	NE	81,000	02/06	2001/2004	87%	Michael's
The Shops at Orchard Place	Skokie	IL	159,091	12/02	2000	95% (3)	Best Buy (3), DSW Shoe Warehouse, Ulta, Pier 1 Imports, Petco, Walter E Smithe, Party City
University Crossings	Mishawaka	IN	111,651	10/03	2003	98%	Marshall's, Petco, Dollar Tree, Pier 1 Imports, Ross Medical Education Center
Valparaiso Walk	Valparaiso	IN	137,500	12/12	2005	100%	Best Buy, Michael's, Marshall's, Bed, Bath & Beyond

Lifestyle Centers
Algonquin Commons			563,704	02/06	2004/2005	90%	PetSmart, Office Max, Pottery Barn, Old Navy, DSW Shoe Warehouse, Discovery Clothing, Dick's Sporting Goods, Trader Joe's, Ulta, Charming Charlie, Ross Dress for Less, Gordman's

			9,105,638			89%

30

Investment Properties

As of March 31, 2013, we owned fee simple interests in 48 investment properties through our unconsolidated joint ventures, comprised of 10 single user retail properties, 17 Neighborhood Retail Centers, 10 Community Centers and 11 Power Centers. These investment properties are located in the states of Idaho (1), Illinois (23), Kansas (1), Kentucky (1), Minnesota (12), Missouri (1), Ohio (2), Pennsylvania (1), Utah (1), Virginia (1) and Wisconsin (4). Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Single User
Cub Foods	Arden Hills	MN	68,442	03/04	2003	100%	Cub Foods

Single User (IPCC Joint Venture)
BJ's Wholesale Club	Gainesville	VA	76,267	11/12	2012	100%	BJ's Wholesale Club
CVS	Lee's Summit	MO	13,016	03/12	2008	100%	CVS
Dick's Sporting Goods	Cranberry Township	PA	81,780	12/12	2012	100%	Dick's Sporting Goods
Mariano's	Palatine	IL	71,324	02/13	2011	100%	Mariano's Fresh Market
Mariano's	Vernon Hills	IL	71,248	02/13	2011	100%	Mariano's Fresh Market
Pick 'N Save	Sheboygan	IL	62,138	03/12	2010	100%	Pick 'N Save
Walgreens	McPherson	KS	13,577	03/12	2009	100%	Walgreens (4)
Walgreens	Nampa	ID	14,490	03/12	2008	100%	Walgreens (4)
Walgreens	St. George	UT	14,382	03/12	2009	100%	Walgreens (4)

Neighborhood Retail Centers
Byerly's Burnsville	Burnsville	MN	72,339	09/99	1988	98%	Byerly's Food Store, Erik's Bike Shop
Caton Crossings	Plainfield	IL	83,792	06/03	1998	98%	Tony's Finer Foods
Champlin Marketplace	Champlin	MN	88,577	09/11	1999/2005	89%	Cub Foods
Cobbler Crossing	Elgin	IL	102,643	05/97	1993	97%	Jewel Food Stores
Diffley Marketplace	Egan	MN	62,656	10/10	2008	100%	Cub Foods
Forest Lake Marketplace	Forest Lake	MN	93,853	09/02	2001	96%	Cub Foods
Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	05/97	1993	92%	Food 4 Less
Maple View	Grayslake	IL	105,642	03/05	2000/2005	92%	Jewel Food Stores
Marketplace at Six Corners	Chicago	IL	116,975	11/98	1997	95%	Jewel Food Stores. Marshall's
Mt. Pleasant Shopping Center	Mt. Pleasant	WI	83,334	03/12	2011	100%	Pick 'N Save
Ravinia Plaza	Orland Park	IL	101,366	10/06	1990	80%	Whole Foods Market, Pier 1 Imports, Eva's Bridal
Red Top Plaza	Libertyville	IL	151,840	06/11	1981/2008	90%	Jewel Food Stores
Regal Showplace	Crystal Lake	IL	96,928	03/05	1998	100%	Regal Cinemas
Shannon Square Shoppes	Arden Hills	MN	29,196	06/04	2003	100% (3)	None
Stuart's Crossing	St. Charles	IL	85,529	08/98	1999	98%	Jewel Food Stores
The Shoppes at Mill Creek	Palos Park	IL	102,422	03/98	1989	91%	Jewel Food Stores
The Shops of Plymouth Town Center	Plymouth	MN	84,003	03/99	1991	100%	The Foursome, Inc., Cub Foods

Community Centers
Brownstones Shopping Center	Brookfield	WI	137,816	11/11	1989/2009	95%	Metro Market, TJ Maxx
Chatham Ridge	Chicago	IL	175,991	02/00	1999	86%	Food 4 Less, Marshall's
Elston Plaza	Chicago	IL	87,946	12/11	1983/2010	90%	Jewel Food Stores, O'Reilly Auto Parts
Four Flaggs	Niles	IL	326,028	11/02	1973/1998/ 2010	100%	Jewel Food Stores, Party City, Marshall's, PetSmart, Office Depot, Old Navy, Global Rehabilitation, Ashley Furniture, Sears Outlet, JoAnn Stores, Shoe Carnival
Greentree Centre & Outlot	Racine	WI	169,268	02/05	1990/1993	94%	Pick 'N Save, K - Mart
Quarry Retail	Minneapolis	MN	281,472	09/99	1997	98%	Home Depot, Rainbow, PetSmart, Office Max, Party City, Michael's
Thatcher Woods Center	River Grove	IL	188,213	04/02	1969/1999	96%	Walgreens, CW Price, Hanging Garden Banquet, Binny's Beverage Depot, Dominick's Finer Foods, Sears Outlet
Village Ten Shopping Center	Coon Rapids	MN	211,472	08/03	2002	97%	Dollar Tree, Life Time Fitness, Cub Foods
Woodbury Commons	Woodbury	MN	116,196	02/12	1992/2004/ 2012	100%	Hancock Fabrics, Schuler Shoes, Dollar Tree, Becker Furniture World
Woodland Commons	Buffalo Grove	IL	170,122	02/99	1991	98%	Dominick's Finer Foods, Jewish Community Center

31

Investment Properties

Property	City	State	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)
Power Centers
Joffco Square	Chicago	IL	95,204	01/11	2008	83%	Bed, Bath & Beyond, Best Buy
Orland Park Place	Orland Park	IL	592,495	04/05	1980/1999	99%
K & G Superstore, Old Navy, Stein Mart, Tiger Direct, Barnes & Noble, DSW Shoe Warehouse, Bed, Bath & Beyond, Binny's Beverage Depot, Nordstrom Rack, Dick's Sporting Goods, Marshall's, Buy Buy Baby, HH Gregg, Ross Dress for Less

Randall Square	Geneva	IL	216,485	05/99	1999	95%	Marshall's, Bed, Bath & Beyond, PetSmart, Michael's, Party City, Old Navy
Riverdale Commons	Coon Rapids	MN	231,753	09/99	1999	99%	Rainbow, The Sports Authority, Office Max, Petco, Party City, Home Goods, Michael's
Silver Lake Village	St. Anthony	MN	159,316	02/12	1996/2005	91%	North Memorial Healthcare, Cub Foods
Stone Creek Towne Center	Cincinnati	OH	142,824	02/12	2008	98%	Bed, Bath & Beyond, Best Buy, Old Navy
The Point at Clark	Chicago	IL	95,455	06/10	1996	100% (3)	DSW Shoe Warehouse, Marshall's, Michael's
Turfway Commons	Florence	KY	105,471	12/11	1993/2007	96%	Babies 'R' Us, Half Price Books, Guitar Center, Michael's
Westgate	Fairview Park	OH	241,838	03/12	2007/2011	84% (3)	Books-A-Million, Petco, Marshall's, Earth Fare
Woodfield Commons E/W	Schaumburg	IL	207,452	10/98	1973/1975/ 1997/2007/ 2012	86%	Toys R Us, Discovery Clothing, REI, Hobby Lobby
Woodfield Plaza	Schaumburg	IL	177,160	01/98	1992	95%	Kohl's, Barnes & Noble, Buy Buy Baby, Joseph A. Banks Clothiers (sublet to David's Bridal), Tuesday Morning

Total			6,160,665			95%

Total/Weighted Average			15,266,303			92%

(1)
Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which may be different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.

32